Exhibit 99.1

Value Driven John F. Young Executive Vice President, Finance and Markets, and Chief Financial Officer Morgan Stanley Global Electricity & Energy Conference New York City March 14, 2007

Exelon Investor Relations Contacts Inquiries concerning this presentation should be directed to: Exelon Investor Relations 10 South Dearborn Street Chicago, Illinois 60603 312-394-2345 312-394-4082 (Fax) For copies of other presentations, annual/quarterly reports, or to be added to our email distribution list please contact: Felicia McGowan, Executive Admin Coordinator 312-394-4069 Felicia.McGowan@ExelonCorp.com Investor Relations Contacts: Chaka Patterson, Vice President Chaka.Patterson@ExelonCorp.com JaCee Burnes, Director 312-394-2948 JaCee.Burnes@ExelonCorp.com Marybeth Flater, Manager 312-394-8354 Marybeth.Flater@ExelonCorp.com Len Epelbaum, Principal Analyst 312-394-7356 Len.Epelbaum@ExelonCorp.com

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon Corporation's 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; and (2) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation, Exelon Generation Company, LLC, Commonwealth Edison Company and PECO Energy Company (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the company. Please refer to the appendix to the presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.

The Exelon Story - Value Driven Premier U.S. nuclear generator uniquely positioned to capture market opportunities through operational and commercial excellence Primary source of Exelon's value going forward ~9% annual operating EPS growth since inception Continued strong growth trend through 2011 Strong balance sheet and financial discipline New value return policy Experienced management team Predictable source of earnings through transition period; preparing for 2011 Completed the transition to a "wires-only" business with a regulatory recovery plan in place

2006 Highlights Solid financial results Higher generation margins Strong nuclear and fossil performance Offset by higher O&M costs First IL power auction declared successful ComEd ring-fencing completed Distribution rate case and rehearing results Residential rate phase-in plan approved by the ICC 2006: 4% growth in operating earnings, 10% growth in weather-normalized operating earnings from 2005 (1) Excludes $0.12 per share favorable impact versus normal in 2005 and $0.07 per share unfavorable impact versus normal in 2006, based on Exelon models 2006 Financial Performance 2005 2005 2006 2007 Guidance Adjusted (non-GAAP) EPS Adjusted (non-GAAP) EPS Operating $3.10 $3.10 $3.22 $4.00 - $4.30 Weather Normalized (1) $2.98 $2.98 $3.29 ~9% Average Annual Growth Operating Earnings per Share

ComEd Operating Earnings: Next Five Years 2011 (1) 2011 Assumptions (1) Rate base: ~$9.6B Equity (2): ~45% ROE: ~10% 2007 Guidance NOTE: See "Key Assumptions" slide in Appendix (1) Provided solely for illustrative purposes, not intended as earnings guidance. The earnings figure represents a possible scenario that is based on the assumptions shown above as well as assumptions about other factors, including, but not limited to, judgments about changes in load growth, spending and ratemaking proceedings, as well as future economic, competitive and financial market conditions, and the absence of adverse regulatory and legislative developments, all of which are subject to uncertainties and have not been subject to the same degree of analysis as we apply to 2007 forecasts. The scenario should not be relied upon as being necessarily indicative of future results (2) Reflects equity based on definition provided in most recent ICC distribution rate case order (book equity less goodwill). Projected book equity ratio in 2007 is 58% After 2007, assuming no rate freeze legislation or similar event, ComEd's earnings are expected to increase as regulatory lag is reduced over time through regular rate requests, putting ComEd on a path toward appropriate returns $65M - $125M ~$430M 2006 Actual $528M 2007 Assumptions Rate Base: ~$8.1B Equity (2): ~43% ROE: ~2.0 - 3.5% ComEd Key Issues Roll-out of optional residential rate phase-in program Regulatory recovery plan Transmission rate case filing Distribution rate case filing Potential rate freeze legislation Senator Clayborne stakeholder forums

PECO Operating Earnings: Next Five Years 2011 (1) 2011 Assumptions (1) Rate Base: ~$4.7B Equity: ~50% ROE: ~10% 2007 Guidance $400M - $420M PECO is expected to provide a predictable source of earnings to Exelon through the remainder of the transition period ~$235M NOTE: See "Key Assumptions" slide in Appendix (1) Provided solely for illustrative purposes, not intended as earnings guidance. The earnings figure represents a possible scenario that is based on the assumptions shown above as well as assumptions about other factors, including, but not limited to, judgments about changes in load growth, spending and ratemaking proceedings, as well as future economic, competitive and financial market conditions, and the absence of adverse regulatory and legislative developments, all of which are subject to uncertainties and have not been subject to the same degree of analysis as we apply to 2007 forecasts. The scenario should not be relied upon as being necessarily indicative of future results PECO's Post-2010 Planning Provider of Last Resort (POLR) and Alternative Energy Portfolio Standard (AEPS) rulemakings are PUC priorities PUC issued revised POLR rulemaking 2/8/07; expects to issue final regulations by mid-2007 PUC's revised rules provide competitive procurement framework with full cost recovery Governor announced Energy Independence Initiative on 2/1/07 Pursue workable strategies for PECO AEPS early procurement POLR procurement phase-in

Exelon Generation Operating Earnings Drivers: Next Five Years Exelon Generation is poised for earnings growth over the next five years driven by the end of the IL and PA transition periods and its unique competitive position 2007 Guidance NOTE: See "Key Assumptions" slide in Appendix (1) Differences in sensitivities are largely due to differences in the amount hedged in 2007 vs. 2011 $2,280M - $2,420M Market Sensitivities (1) As of 12/31/06 (After-Tax $M) 2007 2011 +/- $1/mmBtu Gas $25 $390 +/- 500 Btu/KWh ATC Heat rate $25 $340 +/- $10/MW-Day Capacity $10 $50 + $10/Ton Carbon N/A $660 Exelon Generation's Competitive Position Large, low-cost, low-emissions, exceptionally well-run nuclear fleet Complementary and flexible fossil and hydro fleet Improving power market fundamentals (heat rates and capacity values) Potential carbon restrictions

New Jersey BGS Auction Results(1) ATC Forward Energy Price (2) Full-Requirements Costs ($/MWh): Higher full-requirements component due to increases in costs associated with capacity and congestion (1) For PSE&G (2) Range of forward market prices that traded during the 2006 and 2007 auctions. The 2006 auction occurred on Feb. 6-7, 2006, and the 2007 auction occurred on Feb. 5-7, 2007 $140/MW-Day Transmission and Congestion Migration Risk and Volumetric Risk Capacity Renewable Energy Load Shape and Ancillary Services

Carbon Value Climate change legislation is expected to drive substantial gross margin expansion at Exelon Generation (1) The Energy Information Administration (EIA) valuation of the McCain Lieberman Bill, EIA report number SR/OIAF/2003-02 (2) The EIA Carbon Stabilization Case (Case 4) dated March 2006, EIA report number SR/OIAF/2006-1 Note: Assumes below $45/ton carbon cost, no carbon reduction technology (e.g., sequestration) is economical EXC Market Sensitivity 2011: $10/ton Europe Carbon Trading 2011: $21/ton Midwest ~90,000 GWhs in Midwest nuclear portfolio ~55% of time coal on the margin ~40% of time gas on the margin Mid-Atlantic ~50,000 GWhs in Mid-Atlantic nuclear portfolio ~45% of time coal on the margin ~50% of time gas on the margin Carbon Value EIA Carbon Case (2) 2010: $31/ton McCain Lieberman Bill (1) 2010-11: $22/ton Assumes Open Position at Exelon Generation

$3.22 $0.78 $0.67 $1.88 $0.60 - $0.65 $3.40 - $3.60 $4.00 - $4.30 $0.10 - $0.20 2006 Operating EPS Actual 2007 Operating EPS Guidance (1) $ / Share ComEd PECO ExGen HoldCo/Other $0.60 - $0.63 NOTE: See "Key Assumptions" slide in Appendix Earnings Guidance 2007 - 2011 Exelon Generation ComEd PECO Exelon expects to see robust earnings growth over next five years driven by Exelon Generation and ComEd's recovery Operating EPS (1): $4.00 - $4.30 per share GAAP EPS (1): $4.10 - $4.40 per share 2007 Operating Earnings Guidance ComEd regulatory recovery plan Improving market fundamentals Gas prices Capacity values Heat rates End of IL and PA transition periods Carbon regulation Earnings Drivers

2007 Quarterly EPS Profile Q1 Q2 Q3 Q4 2003-2006 Average 22% 25% 31% 22% 2006 Actual 19% 27% 32% 22% 2007 Consensus (1) 20% 26% 31% 23% 2007 Estimated 24-27% 21-24% 26-29% 23-26% Quarterly Operating EPS by Percentage of Full Year: Starting this year, Exelon's earnings will have a slightly different quarterly distribution than in prior years (1) Source: Thomson First Call at 3/9/07 2006 Weather and storms Nuclear generation Other one-time items 2007 Energy margins moving from ComEd to Genco ComEd PPA roll off PPA had shaped monthly price; auction price more level More market sales Timing of hedging activities Factors driving changes in quarterly EPS profile:

Strategic Direction - Protect Today's Value Competition has significantly reduced wholesale prices, improved operating performance and spurred growth in energy supply Deliver superior operating performance Keep the lights on Continue nuclear excellence Support competitive markets Maintain/bolster PJM Step up advocacy Encourage market-based new entry Enhance auction construct Participate in competitive new entry Protect the value of our generation Optimize the generation portfolio Hedge market risk appropriately Build healthy, self-sustaining delivery companies ComEd - fight rate freeze legislation, seek long-term peace and drive path to financial health PECO - maintain performance and prepare for 2011 transition to market

And Grow Long-Term Value Exelon is finding ways to advance an environmental strategy that also complements our business strategy Take the organization to the next level of performance Foster positive employee relations Require accountability for results and values Acquire, develop and retain key talent Continuously improve productivity Align our financial management policies with the changing profile of our company Rigorously evaluate new growth opportunities Generation Transmission Distribution Advance an environmental strategy that leverages our carbon position

Value Driven Strong financial and operating performance in 2006 Uniquely positioned generation business, driving continued strong growth through 2011 Managing the transition to competitive markets in Illinois and Pennsylvania Executing regulatory recovery plan to put ComEd on a path toward appropriate returns and solid credit metrics Financial policies aligned with changing composition of earnings Increasingly strong cash flows and balance sheet Committed to returning substantial cash to shareholders through new value return policy, while maintaining financial flexibility

Appendix - Financial and Operational Statistics

'06 Earnings(1): $1,275M '07E Earnings(3): $2,280 - $2,420M '06 EPS(1): $1.88 '07 EPS Guidance(3): $3.40 - $3.60 Credit Rating(4): BBB+ The Exelon Companies Pennsylvania Utility Illinois Utility Nuclear, Fossil, Hydro & Renewable Generation Power Marketing '06 Earnings(1): $528M $455M '07E Earnings(3): $65 - $125M $400 - $420M '06 EPS(1): $0.78 $0.67 '07 EPS Guidance(3): $0.10 - $0.20 $0.60 - $0.65 Credit Ratings(4): BBB A- '06 Operating Earnings(1): $2.2B '07E Operating Earnings(3): $2.7 - $2.9B '07 EPS Guidance(2): $4.00 - $4.30 Assets (12/31/06): $44.3B Credit Rating(4): BBB (1) 2006 Adjusted (Non-GAAP) Operating Earnings and Operating EPS (2) 2007 Operating EPS guidance presented on 12/12/2006 (3) Estimated 2007 Adjusted (Non-GAAP) Operating Earnings and 2007 Operating Earnings Guidance per Exelon share (4) Standard & Poor's senior unsecured debt ratings for Exelon and Generation and senior secured debt ratings for ComEd and PECO

Key Assumptions 2005 Actual 2006 Actual 2007 Est. Nuclear Capacity Factor (%)(1) 93.5 93.9 94.0 Total Genco Sales Excluding Trading (GWhs) 194,337 190,680 184,500 Total Genco Sales to Energy Delivery (GWhs) 121,961 119,354 40,500 (5) Total Genco Market and Retail Sales (GWhs)(2) 72,376 71,326 144,000 Henry Hub Gas Price ($/mmBtu) 8.85 6.74 8.00 PJM West Hub ATC Price ($/MWh) 60.92 51.07 59.50 Tetco M3 Gas Price ($/mmBtu) 9.67 7.31 9.00 PJM West Hub Implied ATC Heat Rate (mmbtu/MWh) 6.30 6.98 6.60 NI Hub ATC Price ($/MWh) 46.39 41.42 44.00 Chicago City Gate Gas Price ($/mmBtu) 8.41 6.56 7.60 NI Hub Implied ATC Heat Rate (mmbtu/MWh) 5.52 6.32 5.80 PJM East Capacity Price ($/MW-day) 0.13 1.75 44.30 PJM West Capacity Price ($/MW-day) 0.13 1.75 16.60 Electric Volume Retention (%) PECO 95 98 98 ComEd 79 77 53 Electric Delivery Growth (%)(3) PECO 0.9 1.2 0.6 ComEd 1.3 0.6 0.9 Effective Tax Rate (%)(4) 37.5 37.0 37.0 Excludes Salem 2007 estimate includes Illinois Auction Sales Weather-normalized retail load growth Excludes results related to investments in synthetic fuel-producing facilities Sales to PECO only Notes: 2005 and 2006 prices are average for the year 2007 prices reflect observable prices as of 9/14/06

Exelon Generation 2007 Operating EPS Earnings growth is driven by the expiration of the below-market ComEd PPA, favorable market conditions, and a contractual price increase in the PECO PPA 2006 Actual 2007 Guidance $1.88 $1,275M $1.73 $(0.13) $0.07 $3.40 - $3.60 $2,280M - $2,420M RNF O&M Other NOTE: See "Key Assumptions" slide in Appendix Key Items: Inflation - ($0.06) Pension & benefits - ($0.04) Texas Construction & Operating License - ($0.03) Nuclear security - ($0.02) Fewer refueling outages - $0.03 Market Sensitivities As of 12/31/06 (After-Tax $M) 2007 +/- $1/mmBtu Gas $25 +/- 500 Btu/KWh ATC Heat Rate $25 +/- $10/MW-Day Capacity $10 Depreciation $(0.02) Interest Expense $(0.02)

ComEd 2007 Operating EPS As a "wires-only" company, ComEd is expected to earn less on an operating basis in 2007 than in prior years due to the end of the transition period in Illinois and related transition revenues. The unfavorable ICC Order in the Distribution Case and continued regulatory lag further reduces ComEd's 2007 earnings 2006 Actual RNF O&M Depreciation / Amortization Interest Expense Other $0.10 - $0.20 $65M - $125M $0.78 $528M $(0.51) $(0.09) $0.00 $(0.06) 2007 Guidance (2) NOTE: See "Key Assumptions" slide in Appendix (1) Variance driven by nonrecurring credit in 2006 (2) Reflects the 12/20/06 ICC amended order on the rehearing of ComEd's Distribution Rate Case $0.02 Key Items: Recovery of Manufactured Gas Plant cost - ($0.04) (1) Inflation - ($0.02) Pension & benefits - ($0.02) $0.01 Weather Depr. - ($0.02) Amort. - $0.02

PECO's operating earnings are expected to decrease slightly from 2006 to 2007 primarily due to increasing CTC amortization 2006 Actual (2) 2007 Guidance (2) $0.67 $451M $(0.07) $0.04 $0.00 $(0.07) $0.60 - $0.65 $400M - $420M RNF O&M CTC Amortization / Depreciation Other PECO 2007 Operating EPS NOTE: See "Key Assumptions" slide in Appendix Variance primarily driven by nonrecurring credits in 2006 Adjusted for ($4M) preferred securities from HoldCo $0.05 Weather Key Items: Storms - $0.03 Inflation - ($0.01) Pension & benefits - ($0.01) Key Items: ITC & R&D Credit (Net of Fees (1)) - ($0.05) Taxes other than income - ($0.03) $0.00 Interest Expense

ComEd Transmission Filing Summary Filed with FERC on March 1, 2007 Expected to increase average residential customer bill by ~1.5% Filing includes: $147 million increase in annual revenue requirement 11.70% base ROE plus 0.50% adder for RTO participation and 1.50% incentive adder for major system expansion projects 58% equity ratio (12/31/05 actual; adjusted for the 2006 goodwill impairment) Formula proposal that would adjust transmission rates annually based on historical costs for the prior year plus current year plant additions and CWIP Subject to FERC approval, requested effective date of May 1, 2007 Since last transmission rate update in 2003 through 2007, ComEd will have invested more than $800 million in transmission-related plant to meet increasing demand and improve reliability CWIP = Construction work in progress

PECO Average Electric Rates Energy / Capacity Competitive Transition Charge Transmission Distribution 10.67¢ 11.18¢ 11.18¢ Unit Rates (¢/kWh) (1) (1) Rates increased from original settlement by 1.6% to reflect the roll-in of increased Gross Receipts Tax and $0.02/kWh for Universal Service Fund Charge and Nuclear Decommissioning Cost Adjustment (2) Assumes $53.71/MWh PJM West ATC price (2011) with a $7.29/MMBTU gas price at Henry Hub as of 1/17/07 per The Northbridge Group 12.14¢ Electric Restructuring Settlement Current Post Transition Projections (2) Projected 2011 rates reflect the end of PECO's transition period and the termination of the CTC +8.6% +4.8%

2003-2006 Quarterly EPS Q1 Q2 Q3 Q4 2003 23% 24% 31% 22% 2004 22% 25% 31% 22% 2005 22% 24% 31% 23% 2006 19% 27% 32% 22% 2003-2006 Average 22% 25% 31% 22% 2007 Estimated 24-27% 21-24% 26-29% 23-26% Quarterly Operating EPS by Percentage of Full Year:

2011 Balance Sheet Capacity (Illustrative) Exelon expects to create substantial incremental balance sheet capacity over the next five years, based on planning assumptions Potential Uses of Balance Sheet Capacity Acquisitions or other growth opportunities Future unfunded liabilities Buffer against potentially lower commodity prices Share repurchases or other value return options (1) Available Cash = Cash Flow from Operations - CapEx - Dividends +/- Net Financings. Cash Flow from Operations = Net cash flows provided by operating activities less net cash flows used in investing activities other than capital expenditures. Net Financing (excluding Dividends) = Net cash flows used in financing activities excluding dividends paid on common stock. Assumes annualized dividend of $1.76 per share in 2007, growing 5% annually; actual amounts may vary (2) Assumes regulatory recovery plan at ComEd (3) See FFO Calculation and Ratios definitions on page 33. Adjusted FFO / Debt includes: debt equivalents for purchased power agreements, unfunded pension and other postretirement benefits obligations, capital adequacy for energy trading, and related imputed interest S&P "BBB" Target Range Unadjusted FFO / Debt (2) Adjusted FFO / Debt (2) (3) Available Cash ($ B) (1) (2) 2011 FFO / Debt (Forecasted) (3)

Projected 2007 Key Credit Measures With PPA & Pension / OPEB (1) Without PPA & Pension / OPEB S&P Credit Ratings (2) "BBB" Target Range (3) Exelon Cons: FFO / Interest 4.8x 6.2x BBB 3.2x - 4.5x FFO / Debt 24% 32% 20% - 30% Rating Agency Debt Ratio Adjusted Book Debt Ratio: 58% 74% 68% 55% - 45% Generation: FFO / Interest 8.2x 15.3x BBB+ 3.5x - 5.5x FFO / Debt 47% 98% 25% - 40% Rating Agency Debt Ratio Adjusted Book Debt Ratio: 35% 58% 37% 52% - 42% ComEd: FFO / Interest 2.4x 2.6x BBB 3.5x - 5.5x FFO / Debt 9% 11% 25% - 40% Rating Agency Debt Ratio Adjusted Book Debt Ratio: 43% 66% 59% 52% - 42% PECO: FFO / Interest 3.9x 4.1x A- 2.5x - 3.5x FFO / Debt 15% 15% 12% - 20% Rating Agency Debt Ratio Adjusted Book Debt Ratio: 53% 58% 55% 62% - 52% Notes: Exelon, ComEd and PECO metrics exclude securitization debt. See next page of Appendix for FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio reconciliations to GAAP Reflects S&P updated guidelines, which include imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits (OPEB) obligations, and capital adequacy for energy trading. Debt is imputed for estimated pension and OPEB obligations by operating company Current senior unsecured ratings for Exelon and Generation and senior secured ratings for ComEd and PECO as of 3/9/07 Based on S&P Business Profiles: 7 for Exelon, 8 for Generation and ComEd, and 4 for PECO Exelon's balance sheet is strong

FFO Calculation and Ratios FFO Calculation Net Income Add back non-cash items: + Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap. Interest + Change in Deferred Taxes + Gain on Sale and Extraordinary Items - Transition Bond Principal Paydown = FFO FFO Interest Coverage FFO + Adjusted Interest Adjusted Interest Net Interest Expense (Before AFUDC & Cap. Interest) - Transition Bond Interest Expense + 6% of Present Value (PV) of Operating Leases + Interest on imputed debt related to PV of Purchased Power Agreements (PPA), unfunded Pension and Other Postretirement Benefits (OPEB) obligations, and Capital Adequacy for Energy Trading (2) = Adjusted Interest FFO Debt Coverage FFO Debt Coverage FFO Debt Coverage FFO Adjusted Debt (1) Adjusted Debt (1) Adjusted Debt (1) Debt: Debt: Debt: + LTD + LTD + LTD + STD + STD + STD - Transition Bond Principal Balance - Transition Bond Principal Balance - Transition Bond Principal Balance Add off-balance sheet debt equivalents: Add off-balance sheet debt equivalents: Add off-balance sheet debt equivalents: + A/R Financing + A/R Financing + A/R Financing + PV of Operating Leases + 70% of PV of Purchased Power Agreements (2) + Unfunded Pension and OPEB obligations (2) + PV of Operating Leases + 70% of PV of Purchased Power Agreements (2) + Unfunded Pension and OPEB obligations (2) + PV of Operating Leases + 70% of PV of Purchased Power Agreements (2) + Unfunded Pension and OPEB obligations (2) + Capital Adequacy for Energy Trading (2) + Capital Adequacy for Energy Trading (2) + Capital Adequacy for Energy Trading (2) = Adjusted Debt = Adjusted Debt = Adjusted Debt Debt to Total Cap Debt to Total Cap Adjusted Book Debt Rating Agency Debt Total Adjusted Capitalization Rating Agency Capitalization Debt: Adjusted Book Debt + LTD + Off-balance sheet debt equivalents (2) + STD - Transition Bond Principal Balance = Adjusted Book Debt = Rating Agency Debt Capitalization: Total Adjusted Capitalization + Total Shareholders' Equity Goodwill + Preferred Securities of Subsidiaries + Off-balance sheet debt equivalents (2) + Adjusted Book Debt - Equity adjustment for unfunded pension and OPEB obligations = Total Adjusted Capitalization = Total Rating Agency Capitalization Note: FFO and Debt related to non-recourse debt are excluded from the calculations (1) Use current year-end adjusted debt balance (2) Metrics are calculated in presentation unadjusted and adjusted for debt equivalents and related interest for PPAs, unfunded Pension and OPEB obligations, and Capital Adequacy for Energy Trading

Nuclear Performance - Fuel Costs Uranium market prices have increased, but Exelon is managing its portfolio Reduced uranium demand by 25% Contracting strategy protects us and ensures we are significantly below current spot market prices through 2011 Uranium is small component of total production cost Expect long-term price to decrease due to increasing supply; stabilize based on cost of production Exelon Nuclear is managing fuel costs

Valuing Exelon Generation $ Millions Revenue Net Fuel (2) O&M and Other Expenses EBITDA (3) - Hedged EBITDA (3) - Un-Hedged Hedged - 2007 Un-Hedged - 2007 (1) Mid- Atlantic $2,650 $6,700 Midwest $4,050 ($2,600) $4,100 $4,700 Un-hedged ("Open") EBITDA plus upside from unique competitive position drives Exelon Generation's value Exelon Generation's Un-hedged EBITDA assumes that the PECO load is priced at current market prices and removes the impact of "in-the-money" hedges (prices as of 9/14/06) Exelon Generation's estimated total Revenue Net Fuel of $6,700M reflects the Midwest, Mid-Atlantic, South and Other Includes Nuclear Fuel Amortization; refer to last page of Appendix for a reconciliation of Net Income to EBITDA Exelon Generation's Competitive Position Large, low-cost, low-emissions, exceptionally well-run nuclear fleet Complementary and flexible fossil and hydro fleet Improving power market fundamentals (heat rates and capacity values) Potential carbon restrictions

Current Market Prices 2004, 2005 and 2006 are actual settled prices. Real Time LMP (Locational Marginal Price) Next day over-the-counter market Average NYMEX settle prices 2007 information is a combination of actual prices through 2/28/07 and market prices for the balance of the year 2008 is forward market prices as of 2/28/07

New Construction Energy / Capacity ($/MWh) POLR Price ($/MWh) 1,500 Net MWe 93% Capacity Factor ~$2,400 / kWe $7.56 / MWh Fuel ~3 years to Permit ~5 years to Construct Tech. Readiness: Low 593 Net MWe 79% Capacity Factor ~$3,100 / kWe $1.72 / MMBTU Fuel ~2 years to Permit ~4 years to Construct Tech. Readiness: Low 500 Net MWe 85% Capacity Factor ~$2,600 / kWe $1.72 / MMBTU Fuel ~2 years to Permit ~3 years to Construct Tech. Readiness: High 465 Net MWe 85% Capacity Factor ~$975/ kWe $8.33 / MMBTU Fuel ~2 years to Permit ~2 years to Construct Tech. Readiness: High Global Assumptions: 40-year plant life; 9-13% after-tax weighted avg. cost of capital; 40% tax rate; 3% cost escalation. Fixed costs include fixed O&M, capital, and return on capital. Variable costs include variable O&M, fuel and emissions costs. Fuel assumptions are IL #6 (coal) and ComEd City Gate (gas). POLR price assumed to be 1.35 x energy + capacity (equivalent to 1.5 x energy only) for base-loaded plants (1) PJM NiHub forward for Cal 2008 ATC ($44.93 / MWh on 2/28/07) Break Even Price in 2008 $ 2008 Forward (1) Variable Cost Fixed Cost CO2 @ $10/ton

2007 Exelon IR Calendar Second Quarter April 25: 1Q Earnings Release May: EEI Finance Committee Meeting Highlighted Topics 1Q performance Operating Company updates Market fundamentals IL update Third Quarter July: 2Q Earnings Release Fourth Quarter October: 3Q Earnings Release November: EEI Financial Conference December: Annual Investor Conference Highlighted Topics 3Q performance Strategic outlook 2008 earnings guidance Operating Company updates Value Return plan Highlighted Topics 2Q performance Operating Company updates Market fundamentals ComEd rate filings; IL update Exelon's support of competitive power markets and its environmental strategy will also be continuing themes throughout 2007

Appendix - GAAP Reconciliation

GAAP EPS Reconciliation 2000-2002

GAAP EPS Reconciliation 2003-2005

GAAP Earnings Reconciliation Year Ended December 31, 2006 (in millions) ExGen ComEd PECO Other Exelon 2006 GAAP Reported Earnings (Loss) $1,407 $(112) $441 $(144) $1,592 Mark-to-market (61) 3 - - (58) Investments in synthetic fuel-producing facilities - - - 24 24 Charges associated with now terminated merger with PSEG 8 4 10 36 58 Severance charges 9 4 4 1 18 Nuclear decommissioning obligation reduction (89) - - - (89) Recovery of debt costs at ComEd - (52) - - (52) Impairment of ComEd's goodwill - 776 - - 776 Recovery of severance costs at ComEd - (95) - - (95) Impairment of Generation's investments in TEG and TEP 1 - - - 1 2006 Adjusted (non-GAAP) Operating Earnings (Loss) $1,275 $528 $455 $(83) $2,175 Note: Amounts may not add due to rounding

GAAP EPS Reconciliation Year Ended December 31, 2006 ExGen (1) ComEd (1) PECO (1) Other (1) Exelon 2006 GAAP Reported EPS $2.08 (0.17) 0.65 (0.21) $2.35 Mark-to-market (0.09) - - - (0.09) Investments in synthetic fuel-producing facilities - - - 0.04 0.04 Charges related to proposed merger with PSEG 0.01 0.01 0.01 0.05 0.09 Severance charges 0.01 0.01 0.01 - 0.03 Nuclear decommissioning obligation reduction (0.13) - - - (0.13) Recovery of debt costs at ComEd - (0.08) - - (0.08) Impairment of ComEd's goodwill - 1.15 - - 1.15 Recovery of Severance Costs at ComEd - (0.14) - - (0.14) 2006 Adjusted (non-GAAP) Operating EPS $1.88 $0.78 0.67 (0.11) $3.22 Note: Amounts may not add due to rounding Amounts shown per Exelon share and represent contributions to Exelon's EPS

2006 Results and 2007 Outlook Exelon's 2006 results and outlook for 2007 adjusted (non-GAAP) operating earnings excludes the earnings impacts of the following: mark-to-market adjustments from non-trading activities investments in synthetic fuel-producing facilities certain costs associated with the terminated merger with PSEG (2006 only) significant impairments of intangible assets, including goodwill significant changes in decommissioning obligation estimates certain severance and severance-related charges losses on extinguishments of long-term debt as well as previously incurred severance costs to be recovered by ComEd as approved in ICC rate orders impairment of Generation's investments in TEG and TEP other unusual items, including any future changes to GAAP GAAP Guidance excludes the impact of unusual items which the Company is unable to forecast, including any future changes to GAAP Both our operating earnings and GAAP earnings guidance are based on the assumption of normal weather

Net income (loss) +/- Cumulative effect of changes in accounting principle +/- Discontinued operations +/- Minority interest + Income taxes Income (loss) from continuing operations before income taxes and minority interest + Interest expense + Interest expense to affiliates - Interest income from affiliates + Depreciation and amortization Earnings before interest, taxes, depreciation and amortization (EBITDA) Reconciliation of Net Income to EBITDA